UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2019

Lazard Ltd
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-32492 (Commission File Number)	98-0437848 (IRS Employer Identification Number)

Clarendon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 12, 2019, Lazard Ltd issued a press release announcing the results of the previously announced cash tender offer of its subsidiary Lazard Group LLC (“Lazard Group”) for any and all of Lazard Group’s outstanding 4.250% Senior Notes due 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 12, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD

	By:	/s/ Evan L. Russo
Name: Evan L. Russo
Title: Chief Financial Officer
Date: March 12, 2019